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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                 July 18, 2000


                             AMSOUTH BANCORPORATION
             (Exact name of registrant as specified in its charter)



        DELAWARE                      1-7476                      63-0591257
(State or other jurisdiction        (Commission                  (IRS Employer
    of incorporation)               File Number)             Identification No.)


                              AMSOUTH-SONAT TOWER
                            1900 FIFTH AVENUE NORTH
                           BIRMINGHAM, ALABAMA 35203
          (Address, including zip code, of principal executive office)

      Registrant's telephone number, including area code:  (205) 320-7151



                                 Not applicable
          (Registrant's former address of principal executive office)
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Item 5.  Other Events.
         --------------------------

         AmSouth Bancorporation ("AmSouth") is filing this Current Report on Form 8-K to report its preliminary results of operations for the second quarter of 2000. On July 18, 2000, AmSouth issued a press release describing its results of operations for the second quarter of 2000. The press release is attached hereto as Exhibit 99 and is incorporated as part of this Current Report on Form 8-K. This press release contains forward-looking statements. Those statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. For a discussion of certain factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to AmSouth's filings with the Securities and Exchange Commission, particularly in AmSouth's Annual Report on Form 10-k for the year ended December 31, 1999.


Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         The following exhibit is filed as part of this Current Report on Form 8-K:

         Exhibit No.   Exhibit

         99            Press Release of July 18, 2000

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  AMSOUTH BANCORPORATION


                                  By:  /s/ Carl L. Gorday
                                       ------------------------
                                  Name:    Carl L. Gorday
                                  Title:   Assistant Secretary


Date: July 25, 2000

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